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                                                                    EXHIBIT 10.4



                           HASKEL INTERNATIONAL, INC.

                         1995 FORMULA STOCK OPTION PLAN


                 1. Purpose. This Stock Option Plan (the "Plan"), is intended to provide incentives to the outside directors of Haskel
International, Inc. (the "Company") by providing them with opportunities to purchase Class A Common stock in the Company as a form of additional compensation for performance of services to the Company pursuant to options to be granted hereunder ("Options").

                 2. Eligibility. Options will be granted to each director who is not an employee of the Company or any of its subsidiaries.

                 3. Stock. The stock subject to the Options shall be authorized but unissued shares of Class A Common stock of the Company (the "Class A stock"), or shares of Class A stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is forty thousand (40,000), subject to adjustment as provided in Section 11 herein. In the event any Option granted under the Plan shall lapse, they shall again be available for grants of Options under the Plan.

                 4. Granting of Options. Options must be granted under the Plan within ten (10) years from the date the Plan is adopted. The date of grant of an Option under the Plan shall be the date the option grant is formally documented.

                 5. Option Price. The price per share for each Option granted under the Plan shall be the fair market value per share of Class A stock on the date of such grant. For purposes of this Plan, "fair market value" of stock shall mean the closing price of the Company's Class A stock as reported on the Nasdaq National Market on the previous trading day.




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                 6.       Option Duration.  Subject to earlier termination as
provided in Section 8, each Option shall expire ten (10) years from the date of the grant.

                 7. Exercise of Option. Subject to the provisions of Sections 8 through 10, each Option granted under the Plan shall be exercisable as follows:

                          7.1 Each outside director who first becomes a director after October 15, 1995, will receive an option for ten thousand (10,000) shares, which will vest twenty percent (20%) per year, with the first twenty percent (20%) to be vested twelve (12) months from the date of becoming a director.

                          7.2 Commencing in fiscal year 1996 and for each subsequent fiscal year, each person who was an outside director as of the end of the previous fiscal year and who served as an outside director during the entire fiscal year just completed, will receive additional options relating to that fiscal year based upon the performance of the Company, as follows:

                                  7.2.1. For any fiscal year, if the Company's return on investment exceeds ten percent (10%), each outside director will be granted one thousand (1,000) shares.

                                  7.2.2. For any fiscal year, if the Company's return on investment exceeds thirteen percent (13%), each outside director will be granted two thousand (2,000) shares in addition to the shares set forth in subparagraph 7.2.1.

         The options set forth in subparagraphs 7.2.1 an 7.2.2 will vest based on optionee's service as a director at the rate of twenty percent (20%) for each year of service as a director from the date such optionee first became a director. All options granted under this Paragraph 7 shall become one hundred percent (100%)





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         vested on the business day preceding the day on which any transaction is consummated resulting in a change of control of the Company.

                          7.3 Each vested Option may be exercised at any time, or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                 8. Termination as Director. If an optionee ceases to be a director of the Company, optionee, or optionee's descendants will have five
(5) years from each event to exercise all options which were exercisable on the date of termination. In no event may an Option be exercised later than on their specified expiration dates. Nothing in the Plan shall be deemed to give any optionee the right to be retained as a director by the Company for any period of time.

                 9. Nonassignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee, each Option shall be exercisable only by optionee.

                 10. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 9 hereof.

                 11. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided:

                          11.1 In the event the shares of Class A stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation,





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         combination, recapitalization or the like of the Company, the shares of Class A stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Class A stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Class A stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

                          11.2 In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which optionee is exercising optionee's Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as optionee would have received if optionee had been the holder of the shares as to which optionee is exercising optionee's Option at all times of its exercise.

                          Upon the happening of any of the foregoing events,
the class and aggregate number of shares set forth in Section 3 hereof, which are subject to Options which have heretofore been or may hereafter be granted under the Plan, shall also be appropriately adjusted to reflect the events





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specified in subparagraphs 11.1 and 11.2 above.  The Board shall determine the adjustments to be made under this Section 11, and its determination shall be conclusive.

                 12. Exercise of Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised and shall state that payment shall be made in not more than fifteen
(15) days after the Company gives the optionee notice that the share certificate is ready to deliver. Payment and delivery shall be concurrent. Payment shall be by full payment of the purchase price therefor either (i) in United States dollars in cash or by cashier's check or bank draft, (ii) at the discretion of the optionee, through delivery of shares of Class A stock of the Company having an appraised value equal as of the date of the exercise to the option purchase price, which have been owned by the optionee for at least six
(6) months, or (iii) at the discretion of the optionee, by a combination of (i) and ii) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by optionee's Option until the date of issuance of a stock certificate to optionee for such shares. The Company shall issue such share certificate within thirty (30) days of receipt of notice of exercise. Adjustment, and payment for dividends, if applicable, shall be made for dividends or similar rights for which the record date is after the exercise of the Option but before the date such stock certificate is issued. In no event shall a fraction of a share be purchased or issued under the Plan.

                 13. Term and Amendment of Plan. The Plan shall expire on the date ten (10) years after the date on which the Plan was adopted (except as to Options outstanding on





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that date).  The Board may extend or terminate the Plan in any respect at any time. This Plan may not be amended more than once every six (6) months other than to comport with changes in the Internal Revenue Code, or the rules thereunder, and subject to any requirement of shareholder approval required by applicable law, including Rule 16b-3 under the Exchange Act; provided, however, that no amendment shall be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Class A stock available under the 1995 Formula Plan, (b) reduce the minimum purchase price per share of the Class A stock subject to an option, or (c) extend the term of the 1995 Formula Plan or the maximum period during which an option may be exercised; provided, further, that the 1995 Formula Plan shall not be amended in a manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under Section 16 of the Exchange Act. In no event, may action of the Board of Directors or stockholders alter or impair the rights of an optionee, without optionee's consent, under any Option previously granted to optionee.

                 14. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                 15. Governmental Regulation. The Company's obligation to sell and deliver shares of the Class A stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The optionee, on exercise of the Option, shall sign such document in relation to the Option exercise as Company counsel shall provide.

                 16. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by California Law.





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                 17.      Company Disclaimer.  The Company and its officers,
directors, employees, attorneys and agents are not rendering advice as to the desirability of investment in the stock covered by the Options, and all persons receiving Options are advised to consult with their own legal, tax, financial or other advisors as to the consequence of receiving Options or purchasing the underlying shares.





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                           HASKEL INTERNATIONAL, INC.

                      1995 FORMULA STOCK OPTION AGREEMENT



                 This Agreement is entered into as of ____________, by and between Haskel International, Inc., a California corporation (the "Company") and ______________________ (the "Optionee").

                 The parties covenant and agree as follows:

                 1. Grant of Option. The Company hereby grants to the Optionee an option to purchase _________________ (______) shares of Company's Class A Common Stock (the "Option") pursuant to the conditions set forth in the Company's 1995 Formula Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A," and is incorporated herein in its entirety by reference. The Optionee hereby accepts the Option granted herein subject to the terms and provisions set forth in the Plan and the additional terms and provisions contained in this Agreement.

                 2. Purchase Price; Adjustments. The price at which the shares may be purchased is ______________________ Dollars ($_____) per share. Both the price and number of shares that may be purchased are subject to adjustment as provided in the Plan.

                 3. Option Exercise Period. So long as the Optionee remains a member of the Board of Directors of the Company, and is not employed by the Company or any of its subsidiaries, the period for exercising the Option (the "Exercise Period") shall be the period beginning ____________ (the "Commencement Date"), and ending ____________, ten (10) years from the date of this Agreement (the "Expiration Date"). The Option may be exercised at any time and from time to time during the Exercise Period as follows:




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                          (a)     As to twenty percent (20%) of the Option
         shares on or after ____________;

                          (b) As to an additional twenty percent (20%) of the Option shares on or after ______ of each year thereafter through and including ____________.

                          (c) The option granted under Paragraph 1 shall become one hundred percent (100%) vested on the business day preceding the day on which any transaction is consummated resulting in a change of control of the Company.

                          (d) During the entire period in which this Option is exercisable, it may be exercised as to any number of shares theretofore vested. Any unexercised portion of the Option will expire on the Expiration Date.

                 4. Termination as Director. On such date as the Optionee ceases to be a member of the Board of Directors of Company, whether upon termination or death (the "Termination Date"), the Optionee or Optionee's estate shall have five (5) years from the Termination Date to exercise the option. The Option shall only be exercisable as to the number of shares, if any, as to which such Option was exercisable on the Termination Date.

                 5. Manner of Exercise. The Option shall be exercised by delivering written notice to the Company at its principal place of business. The notice shall specify that the Option is being exercised, the number of shares as to which the Option is being exercised, the Optionee's social security number and the address to which the stock certificate should be delivered. Payment for the exercise of the Option is to be included with the notice. The Company shall use its best efforts to cause its transfer agent to issue and deliver the stock certificate evidencing such shares within thirty
(30) days of receipt by the Company of notice





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of exercise and payment in full.  Payment of the purchase price shall be either
(i) in United States dollars in cash or by cashier's check, or (ii) at the discretion of the Optionee, through delivery of shares of Class A Common Stock of the Company (which, as to employee directors and executive officers, the Optionee has held at least six (6) months prior to delivery of such shares and for which the Optionee has good title free and clear of all liens and encumbrances), having a fair market value equal as of the date of the exercise to the Option purchase price, or (iii) by a combination of (i) and (ii) above.

                 6. Nontransferability. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

                 7. Securities Act. Notwithstanding Paragraph 3 above, the Company may, in its discretion, require as a condition to the exercise of the Option granted hereunder, that either (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, with respect to the shares reserved for issue upon the exercise of such Option shall have become effective and remain effective, or (b) the person who shall exercise any Option shall represent and agree that any and all shares purchased under such Option are being purchased for investment and not with a view to the distribution thereof; provided, however, that this representation and agreement shall not be applicable if an effective Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, shall be in effect on the date of exercise, with respect to the shares reserved for issue upon the exercise of such Option. The Option granted hereunder shall be subject to further requirements that, if at any time the Company shall determine that the listing or qualification of the shares of Common Stock subject to such Option under any securities





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exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with the issue of shares hereunder, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  8. Exchange Act. It is intended that this Agreement and the Plan will comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as applicable during the term of this Agreement. Should the requirements of such Rule change, the Company may, at its discretion, amend this Agreement to comply with the applicable requirements of said Rule, or its successor provision or provisions.

                  9. Performance. All performances required under this Agreement shall be at the Company's offices in Burbank, California.

                 10. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the day of service if personally served on the party to whom the notice is to be given, or within three (3) days after mailing, if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested and properly addressed to the party at his address set forth below or to any other address that any party may designate by written notice to the others.

                 If to Company:            Haskel International, Inc.
                                           100 East Graham Place
                                           Burbank, CA  91502





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                 If to Optionee:  _________________________

                                  _________________________

                                  _________________________



                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.





HASKEL INTERNATIONAL, INC.                 OPTIONEE





By _______________________                 __________________________
   R. Malcolm Greaves
   President





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